Exhibit 99.2

May 25, 2005 Analyst Presentation Visteon: Ford MOU Update

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including the automotive vehicle production volumes and schedules of our customers, and in particular Ford's North American vehicle production volumes; our ability to enter into definitive agreements that reflect the terms of the Memorandum of Understanding with Ford and close the transactions that are contemplated in the Memorandum of Understanding; implementing structural changes that result from the closing of the transactions contemplated by the Memorandum of Understanding in order to achieve a competitive and sustained business; our ability to satisfy our future capital and liquidity requirements and comply with the terms of our credit agreements; the results of the investigation being conducted by Visteon's Audit Committee; the financial distress of our suppliers; our successful execution of internal performance plans and other cost-reduction and productivity efforts; charges resulting from restructurings, employee reductions, acquisitions or dispositions; our ability to offset or recover significant material surcharges; the effect of pension and other post-employment benefit obligations; as well as those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the year-ended December 31, 2004). We assume no obligation to update these forward-looking statements. Forward-Looking Statements

Gain ability to run our company and control our destiny Achieve long-term financial viability and improve short term liquidity Focus on core products that can deliver technical and product advantages for our customers Ensure seamless support for our customers Provide an environment for growth and development of our people Be our customers' preferred supplier Guiding Principles - Visteon Goals

MOU Overview Transfer all Master Agreement UAW plants and related Mexican plants, technical centers and warehouses Ford to forgive remaining UAW and certain salaried OPEB liability Ford to reimburse up to $550 million of future Visteon restructuring Ford to pay for current inventory at closing of approximately $300 million Visteon to receive a $250 million short term secured loan from Ford upon definitive agreement Enhance liquidity through an acceleration of U.S. based Ford receivables Visteon to provide services and employees to a Ford managed entity Ford granted warrants to purchase 25 million Visteon shares

Benefits of the new Ford-Visteon Agreement Allows Visteon to focus on its 3 core businesses Climate, Interiors & Electronics Streamlines and improves cost structure of North American operations Balances sales by customer and region Reduces reliance on Ford North America Provides additional near-term liquidity Provides ability to focus on and fund necessary further restructuring

The New Visteon

Ford Business Number of Businesses Number of Plants (North America) Average Wages and Benefits (North America) 64% 7 58 $38/hr 50% 3 36 $17/hr At Spin 2005* Before 2005* After Revenue $18.9B $11.4B 84% 9 63 $39/hr $19.5B Context * 2005 revenue estimated

Pro Forma 2005 Revenue ($11.4 B Estimated) Global Market Share Climate HVAC # 5 Powertrain Cooling # 4 Electronics Audio (OEM) # 2 Driver Information # 2 Powertrain Electronics # 5 Lighting # 7 Interiors Instrument Panels # 2 Series 1 Climate 4 Electroics 3 Interiors 2.8 Other 1.9 Other 16% Climate 34% Interiors 24% Electronics 26% Focus on Core Products

Series 1 Other 0.11 Climate 0.32 Electronics 0.29 Interior 0.28 Cumulative 2002-2004 Non-Ford New Business Wins (Total $2.3B) Electronics 29% Climate 32% Interiors 28% Other 11% Winning in the Market Series 1 Asia 0.22 North America 0.41 Europe & SA 0.37 Cumulative 2002-2004 All New Business Wins (Total $2.7B) Asia 22% Climate, Electronics, and Interiors Represent Nearly 90% of New Wins Nearly 60% of New Wins were Outside of North America North America 41% Europe and SA 37%

Strong Position Across Global OEMs Strong Position Across Global OEMs Strong Position Across Global OEMs 1. Ford Motor Company 2. Renault / Nissan 3. Hyundai / KIA 4. PSA / Peugeot 5. General Motors 6. Volkswagen 7. DaimlerChrysler Non-Ford Customers will account for half of global sales

Series 1 Asia 3 North America 53 Europe &S.A. 44 Asia 3% North America 53% Europe & S.A. 44% 2005 Pro Forma ($5.7B Estimated) Series 1 Asia 2 North America 77 Europe &S.A. 21 Asia 2% North America 77% Europe & S.A. 21% 2005 Before ($12+B Estimated) Extremely Dependent on Ford's N.A. Production Ford N.A. Content Per Vehicle of Under $1,000 2005 Ford Revenue by Region

Total Estimated Revenue by Region Excludes unconsolidated JV revenue 2005 Pro Forma 2005 Total NA 63 EU & SA 26 AP 11 2005 Post Agreement NA 39 EU & SA 43 AP 18 2005 Before Improved Regional Diversification Asia 18% North America 39% Europe & S.A. 43% Asia 11% North America 63% Europe & S.A. 26%

Series 1 Climate 28 Electronics 34 Interiors 28 Other 10 By Product By Customer Manufacturing Footprint United States Mexico Canada Country # of Plants 22 13 1 Technical Centers Country Products United States Mexico Climate, Interiors, Electronics Electronics Climate 28% Electronics 34% Interiors 28% Other 10% Ford 67% Non-Ford 33% North America 2005 Pro Forma Revenue Series 1 Non- Ford 33 Ford 67

Before After Average Plant Size (ft2) 600k ft2 300k ft2 Plants more than 1M ft2 14 1 500k to 1M ft2 2 2 Less than 500k ft2 42 33 Before After Average People per Plant 680 500 Greater than 1500 People 6 0 750 to 1500 People 11 6 Less than 750 People 41 30 Smaller plants... .... with lower headcount Size People More Competitive North American Footprint

Europe/South America Manufacturing Footprint Germany UK France Other Europe Brazil Argentina Country # of Plants 5 7 9 17 3 3 Technical Centers Country Products Germany Czech Republic France UK Brazil Climate, Electronics, Interiors Electronics, Climate Interiors Electronics Electronics, Interiors Series 1 Climate 24 Electronics 22 Interiors 27 Other 27 By Product Series 1 Non- Ford 49 Ford 51 By Customer Climate 24% Electronics 22% Interiors 27% Other 27% Ford 51% Non-Ford 49% 2005 Pro Forma Revenue

Asia Manufacturing Footprint Technical Centers Country Products China South Korea India Electronics, Interiors Climate Electronics Series 1 Climate 71 Electronics 14 Interiors 10 Other 5 By Product Series 1 Non- Ford 91 Ford 9 By Customer Climate 71% Electronics 14% Interiors 10% Other 5% Ford 9% Non-Ford 91% China South Korea Japan Thailand India Philippines Country # of Plants 10 4 2 2 4 1 2005 Pro Forma Revenue

Jim Palmer Executive Vice President and CFO MOU Details Next Steps & Near Term Results

MOU is comprehensive - addressing legacy costs Visteon has faced Although significant losses are eliminated, additional restructuring actions required to improve our operations in both North America and in Europe Lower revenue base will make it necessary to reduce our fixed costs and overhead structure to more competitive levels We will focus Visteon on improving our financial position through an increased focus on cash flow and improving results while maintaining existing customer relationships Perspective on the MOU

Step 1: Finalize the Definitive Agreement Reach Definitive Agreement Maintain Sufficient Liquidity Step 2: Restructure the New Visteon Right Size Fixed Costs Globally Engineering/ R&D S G & A Manufacturing Plant Restructuring US Mexico UK Continue to Grow Asia Profitably Infrastructure Alignment and Improvements Near to Medium Term Actions

Element Detail Plants and Facilities All 14 UAW Master Agreement Plants All UAW Master Agreement employees and OPEB liability Related Mexican Plants, technical centers and warehouses Cash and Debt $550 million for restructuring Short-term secured loan of $250 million available after definitive agreement repaid on closing date Receive approximately $300 million for inventory on closing date Payment Terms 18 days through August 1, then 22 days through 2006 26 days through 2007 34.5 days in 2008, then normal terms 2009 and beyond Liabilities Ford to accept liabilities relating to: Wage and benefit liabilities associated with Ford-UAW workers OPEB for retired salaried employees Agreement Highlights

Element Detail Services and Employees Visteon to provide business services (IT, HR, Accounting, etc.) at cost for 39 months Managed entity to lease certain salaried and hourly employees from Visteon at cost Other Plants Incremental revenue to offset, in part, losses on select fuel tank programs Intellectual Property Agreed on the division of intellectual property and how it is to be transferred Warrants Visteon to issue to Ford warrants to purchase 25 million shares of common stock at an exercise price of $6.90 Agreement Highlights

At closing, Ford to be granted warrants to purchase 25 million shares of Visteon stock Term of 8 years Exercisable after 12 months, or on change of control Exercise price of $6.90 Fair value of warrants to be recorded as expense when granted Maximum dilution of about 16% if settled completely in new share issuance, would be lower if portion settled in cash Warrants

Cash of $809 million as of March 31, 2005 Improvement in payment terms for Ford US receivables will generate additional cash Under the MOU, Visteon to receive $250 million short-term secured loan from Ford for August bond maturity Reimbursement of $550 million for restructuring charges $300 million for inventory at closing Visteon to retain current receivables and payables at closing In discussions with global lenders regarding 364 - Day and other facilities Amended facilities on May 20, extending deadline for 1Q '05 financials until end of July Short-Term Liquidity

Restructuring Funding Arrangement Cash Available $400 Million $150 Million Form of Funding Escrow account Ford reimbursed Use of Funds VC restructuring "Leased" employees Term 2012 2009 Residual Interest Visteon Visteon Funding 100% at inception As incurred Payments: 100% funding Up to $250 Up to $50 50 / 50 Share Up to $150 Up to $100 $550 Million of Funding for Cash Costs of $800 Million Retained Divested

Why This Makes Sense for Visteon Focuses on core businesses Improves cost structure and manufacturing footprint Enhances regional and customer diversity Provides additional liquidity Provides funding for necessary restructuring actions